EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans and Additional Mortgage Loans in the Mortgage Pool as of the related Cut-off Date and the Subsequent Mortgage Loans in the Mortgage Pool as of the Subsequent Cut-off Date and the term Cut-off Date as used in this Exhibit 99.1 means August 1, 2006 or September 1, 2006, as applicable.

Soundview Home Loan Trust 2006-3 (the “Trust”) will consist of a pool of approximately 6,424 residential mortgage loans (the “Mortgage Loans”) with a Cut-off Date Principal Balance of approximately $1,050,115,031.

All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first and second liens on one- to four-family residential properties consisting of one- to four-family dwelling units, planned unit developments, manufactured homes, row houses and townhouses and individual condominium units (each, a “Mortgaged Property”).

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 80.25% of the Mortgage Loans are adjustable-rate mortgage loans (the “Adjustable-Rate Mortgage Loans”) and approximately 19.75% of the Mortgage Loans are fixed-rate mortgage loans (the “Fixed-Rate Mortgage Loans”).

Each Fixed-Rate mortgage loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Generally, the Adjustable-Rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 78.32% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 21.02% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.48% of the Adjustable Rate Mortgage Loans (by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each Adjustable-Rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR or One-Year LIBOR, as applicable, and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any Adjustable-Rate Mortgage Loan will not increase or decrease on the first related Adjustment Date by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.977% per annum and a weighted average Periodic Rate Cap of approximately 1.317% per annum thereafter. Each Mortgage Rate on each Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each Adjustable-Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Adjustable-Rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted, unless such Mortgage Loan is an interest only Mortgage Loan which is still in its interest only period or a balloon loan. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Adjustable-Rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of Mortgage Loans with an adjustable-rate will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 18.00% of the Mortgage Loans (the “Interest Only Mortgage Loans”), provide that for a period ranging from two to seven years after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 71.06% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between one and five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 76.23% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge.

The Index. The index with respect to the adjustable-rate Mortgage Loans is the average of interbank offered rates for six-month or one-year U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published by the Western Edition of The Wall Street Journal (“Six-Month LIBOR”, “One-Year LIBOR” or the “Index”). If the Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

Approximately 41.71% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 81.33%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the related Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Approximately 94.97% of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month. The remainder of the Mortgage Loans have Due Dates throughout each month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 346 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to August 2001 or after September 2006, or has a remaining term to maturity of less than 58 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is August 2036.

The average Principal Balance of the Mortgage Loans at origination was approximately $163,834. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $163,467. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,068,750 or less than approximately $4,925.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.250% per annum and not more than 16.375% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.367% annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.250% per annum to 12.750% per annum, Minimum Mortgage Rates ranging from 2.250% per annum to 14.010% per annum and Maximum Mortgage Rates ranging from 10.250% per annum to 21.010% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.393% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 8.292% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 15.076% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in July 2011 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 50,000.00	894	$28,949,142.23	2.76%	11.210%	248	93.74%	629
50,000.01 - 100,000.00	1,454	108,472,783.24	10.33	9.486	318	83.13	612
100,000.01 - 150,000.00	1,326	164,079,900.33	15.62	8.631	342	80.80	612
150,000.01 - 200,000.00	865	150,690,187.59	14.35	8.260	350	79.04	616
200,000.01 - 250,000.00	635	142,462,866.00	13.57	8.030	354	79.74	618
250,000.01 - 300,000.00	436	119,166,101.54	11.35	8.003	355	81.21	619
300,000.01 - 350,000.00	264	85,726,731.52	8.16	7.990	356	80.31	627
350,000.01 - 400,000.00	195	72,925,818.41	6.94	7.986	355	82.02	626
400,000.01 - 450,000.00	125	52,893,952.41	5.04	7.834	355	81.02	626
450,000.01 - 500,000.00	98	46,820,878.87	4.46	7.749	356	81.86	636
500,000.01 - 550,000.00	56	29,385,380.20	2.80	8.075	356	83.90	642
550,000.01 - 600,000.00	37	21,363,803.10	2.03	8.119	357	83.79	633
600,000.01 - 650,000.00	21	13,115,309.56	1.25	8.327	357	83.01	632
650,000.01 - 700,000.00	5	3,468,805.04	0.33	7.703	356	83.01	670
700,000.01 - 750,000.00	5	3,575,889.64	0.34	8.024	356	83.04	623
750,000.01 - 800,000.00	2	1,547,609.22	0.15	7.652	356	86.95	642
800,000.01 - 850,000.00	2	1,647,198.22	0.16	8.216	356	86.36	603
850,000.01 - 900,000.00	2	1,769,394.09	0.17	8.119	356	70.06	575
950,000.01 - 1,000,000.00	1	984,530.02	0.09	7.780	349	80.49	533
1,000,000.01+	1	1,068,750.00	0.10	6.900	356	75.00	660
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
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(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $163,467.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
None	4	$246,632.01	0.02%	10.998%	352	71.92%	0
400-499	5	499,162.08	0.05	9.473	352	68.74	485
500-524	241	37,200,115.57	3.54	9.641	355	73.27	513
525-549	565	91,829,030.35	8.74	9.067	354	77.47	537
550-574	619	101,102,615.12	9.63	8.685	354	78.16	562
575-599	843	136,684,128.90	13.02	8.321	353	80.06	587
600-624	1,152	178,400,327.09	16.99	8.241	346	83.12	613
625-649	1,238	192,603,745.41	18.34	8.310	341	82.97	636
650-674	872	154,166,131.94	14.68	8.087	341	83.02	661
675-699	434	77,031,822.46	7.34	8.079	336	83.37	685
700+	451	80,351,320.30	7.65	7.875	336	82.68	734
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
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(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 620.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
61	1	$57,714.24	0.01%	10.590%	58	46.15%	507
120	8	809,717.56	0.08	7.899	114	64.93	652
175	1	64,394.41	0.01	7.990	170	89.59	639
180	925	54,807,581.59	5.22	10.560	173	95.99	656
216	1	60,042.87	0.01	7.500	209	67.78	649
240	68	4,176,823.98	0.40	8.897	235	78.74	631
300	9	1,283,482.49	0.12	7.350	295	77.98	638
360	5,411	988,855,274.09	94.17	8.245	356	80.55	618
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
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(1) The weighted average original term to maturity of the Mortgage Loans was approximately 350 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

State Remaining Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
1-60	1	$57,714.24	0.01%	10.590%	58	46.15%	507
61-120	9	862,954.37	0.08	7.890	114	66.29	652
121-180	925	54,818,739.19	5.22	10.559	173	96.00	656
181-240	69	4,236,866.85	0.40	8.878	234	78.58	631
241-300	9	1,283,482.49	0.12	7.350	295	77.98	638
301-360	5,411	988,855,274.09	94.17	8.245	356	80.55	618
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
___________________
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 346 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Condominium	349	$55,341,418.52	5.27%	8.329%	348	81.28%	635
Manufactured Housing	19	2,400,319.68	0.23	8.879	352	77.87	650
Planned Unit Development	886	141,171,382.89	13.44	8.233	342	82.77	625
Rowhouse	4	348,074.94	0.03	8.696	342	86.81	671
Single Family	4,755	760,663,209.96	72.44	8.363	347	80.80	614
Townhouse	85	15,119,406.45	1.44	8.212	354	79.62	629
Two-to-Four Family	326	75,071,218.79	7.15	8.701	341	84.52	656
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Primary	6,042	$997,009,345.51	94.94%	8.318%	345	81.26%	619
Investor	315	44,687,269.55	4.26	9.339	355	82.95	641
Second Home	67	8,418,416.17	0.80	9.012	337	81.55	629
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
___________________
(1) Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Cash Out Refinance	3,125	$560,034,172.56	53.33%	8.276%	351	78.78%	603
Purchase	2,958	427,738,811.76	40.73	8.482	339	84.49	646
Rate/Term Refinance	341	62,342,046.91	5.94	8.400	347	82.61	601
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620

Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Original LTV (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01-49.99	170	$20,659,484.57	1.97%	8.047%	344	40.62%	606
50.00-54.99	70	9,868,431.22	0.94	7.708	354	52.63	606
55.00-59.99	109	16,336,794.85	1.56	7.830	352	57.56	595
60.00-64.99	148	25,532,223.64	2.43	8.121	350	62.63	589
65.00-69.99	195	35,542,257.79	3.38	7.988	352	67.48	590
70.00-74.99	324	58,945,937.49	5.61	8.205	352	72.01	581
75.00-79.99	507	93,312,544.21	8.89	8.270	352	77.30	599
80.00	1,739	351,882,171.51	33.51	7.918	355	80.00	644
80.01-84.99	350	75,899,873.29	7.23	8.141	355	82.76	600
85.00-89.99	583	111,438,521.66	10.61	8.439	354	86.35	605
90.00-94.99	801	140,062,338.27	13.34	8.683	354	90.59	611
95.00-99.99	262	34,347,807.38	3.27	9.100	332	95.65	634
100.00	1,166	76,286,645.35	7.26	10.442	252	100.00	659
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
___________________
(1)   The weighted average original loan-to-value ratio, with respect to first-lien Mortgage Loans or combined original loan-to-value, with respect to second-lien Mortgage Loans as of the Cut-off Date was approximately 81.33%.
(2)   For a description of the determination of loan-to-value ratio by the related Originator see “The Originators” in this prospectus supplement.

Product Type of the Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2/13 6 Month LIBOR	12	$479,004.90	0.05%	10.254%	171	99.51%	651
2/13 6 Month LIBOR Balloon	381	25,003,457.35	2.38	10.268	171	99.62	667
2/28 6 Month LIBOR	1,844	304,692,038.48	29.02	8.665	356	80.43	598
2/28 6 Month LIBOR 40/30 Balloon	752	183,224,004.92	17.45	8.139	356	82.22	622
2/28 6 Month LIBOR IO	509	146,601,595.57	13.96	7.714	356	81.68	651
3/27 6 Month LIBOR	611	107,068,588.50	10.20	8.356	357	79.61	603
3/27 6 Month LIBOR 40/30 Balloon	154	34,713,602.43	3.31	7.793	357	80.43	630
3/27 6 Month LIBOR IO	132	35,349,683.35	3.37	7.398	356	80.31	647
5/1 YR LIBOR	12	1,899,119.57	0.18	6.375	347	82.72	640
5/25 6 Month LIBOR	7	1,428,959.67	0.14	6.943	358	75.00	680
5/25 6 Month LIBOR 40/30 Balloon	2	423,774.40	0.04	7.791	357	88.57	640
5/25 6 Month LIBOR IO	2	314,200.00	0.03	7.694	358	79.99	643
6 Month LIBOR	6	1,511,826.85	0.14	9.227	355	68.69	538
Fixed Rate	1,421	158,432,807.55	15.09	8.389	342	78.42	621
Fixed Rate 30/15 Balloon	421	19,982,632.98	1.90	11.624	175	99.02	652
Fixed Rate 40/15 Balloon	30	2,024,597.38	0.19	11.686	175	99.81	674
Fixed Rate 40/30 Balloon	101	20,200,061.77	1.92	7.896	356	79.25	636
Fixed Rate IO	27	6,765,075.56	0.64	7.393	356	79.07	654
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Alabama	23	$1,605,116.97	0.15%	9.656%	329	86.60%	603
Arizona	383	60,113,877.22	5.72	8.206	342	81.06	619
Arkansas	28	2,306,591.49	0.22	9.318	338	90.33	604
California	968	258,177,795.56	24.59	7.956	341	80.35	635
Colorado	142	21,060,685.15	2.01	8.047	346	83.11	623
Connecticut	76	13,515,739.26	1.29	8.237	350	81.18	614
Delaware	19	2,681,111.42	0.26	8.446	346	76.39	571
District of Columbia	4	1,125,415.24	0.11	8.271	357	81.59	620
Florida	867	154,773,996.47	14.74	8.235	350	80.56	620
Georgia	189	22,611,564.20	2.15	9.048	347	83.61	610
Hawaii	6	1,592,909.60	0.15	7.946	357	68.65	570
Idaho	38	3,234,755.97	0.31	8.819	320	81.76	602
Illinois	274	49,374,382.66	4.70	8.733	350	82.89	629
Indiana	91	7,227,331.91	0.69	9.233	346	87.87	603
Iowa	36	2,262,653.83	0.22	9.889	345	86.28	585
Kansas	25	1,741,975.54	0.17	9.759	335	86.40	615
Kentucky	35	2,605,229.60	0.25	9.073	339	81.72	606
Louisiana	51	5,494,678.25	0.52	8.821	348	84.87	600
Maine	35	4,626,297.58	0.44	8.811	347	80.83	600
Maryland	136	30,884,367.35	2.94	8.152	353	81.59	623
Massachusetts	125	29,601,752.27	2.82	8.401	351	80.97	625
Michigan	192	16,981,133.75	1.62	9.140	342	84.15	604
Minnesota	78	11,456,269.27	1.09	8.388	350	82.44	622
Mississippi	14	1,407,810.07	0.13	8.906	348	84.41	649
Missouri	126	10,723,880.93	1.02	9.306	345	84.55	600
Montana	6	971,823.43	0.09	7.646	349	74.56	616
Nebraska	27	2,177,853.19	0.21	9.561	337	86.46	591
Nevada	129	23,076,056.79	2.20	8.087	341	81.33	631
New Hampshire	42	7,386,892.76	0.70	7.927	353	78.93	629
New Jersey	115	24,169,249.09	2.30	9.020	350	79.68	599
New Mexico	26	3,434,862.69	0.33	8.745	348	80.41	626
New York	168	43,058,541.40	4.10	8.330	351	81.00	615
North Carolina	86	8,808,089.94	0.84	9.330	348	81.53	596
North Dakota	1	120,448.94	0.01	9.830	355	80.49	588
Ohio	193	18,920,014.99	1.80	8.988	350	85.43	605
Oklahoma	31	2,202,133.91	0.21	9.136	336	82.28	612
Oregon	76	10,780,932.42	1.03	8.367	334	84.27	613
Pennsylvania	254	27,328,127.99	2.60	8.806	345	82.10	612
Rhode Island	35	8,474,859.82	0.81	8.048	347	83.45	639
South Carolina	44	4,917,196.93	0.47	9.551	346	82.94	596
South Dakota	5	245,587.93	0.02	9.778	337	87.95	584
Tennessee	84	6,673,928.42	0.64	9.062	337	81.75	602
Texas	633	61,922,826.01	5.90	8.595	345	80.65	613
Utah	62	6,552,671.63	0.62	8.601	335	84.87	611
Vermont	25	3,587,790.50	0.34	8.326	356	76.45	586
Virginia	195	34,947,189.12	3.33	8.284	347	80.64	606
Washington	156	25,346,924.36	2.41	8.292	347	82.16	616
West Virginia	22	2,111,982.09	0.20	9.495	350	77.37	581
Wisconsin	43	4,988,524.78	0.48	9.680	351	80.97	585
Wyoming	5	723,200.54	0.07	8.372	334	85.96	652
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
___________________
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.55 % in the 92532 ZIP Code.

Documentation Levels of the Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Alternative Documentation	70	$13,067,175.27	1.24%	8.184%	353	80.70%	605
Full Documentation	3,579	532,276,672.15	50.69	8.203	346	81.69	609
Limited Documentation	198	34,298,301.45	3.27	8.650	349	79.98	591
No Documentation	4	565,353.93	0.05	7.333	358	55.51	675
No Income Verification	937	172,414,515.75	16.42	8.280	352	79.10	628
SISA	1	440,000.00	0.04	8.990	358	80.00	649
Stated Documentation	1,635	297,053,012.68	28.29	8.689	340	82.23	640
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
___________________
(1) For a description of each Documentation Level, see “The Originators” in this prospectus supplement.

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
4.000-4.499	1	$160,220.29	0.02%	4.250%	350	52.42%	676
4.500-4.999	1	103,092.10	0.01	4.500	334	82.40	614
5.000-5.499	1	319,908.90	0.03	5.400	350	80.00	600
5.500-5.999	27	6,800,304.67	0.65	5.821	355	67.60	665
6.000-6.499	101	24,080,020.30	2.29	6.325	354	75.10	651
6.500-6.999	555	131,771,005.34	12.55	6.804	353	77.53	644
7.000-7.499	546	119,499,403.40	11.38	7.264	355	79.21	636
7.500-7.999	984	211,880,381.87	20.18	7.762	353	80.21	627
8.000-8.499	669	129,754,611.57	12.36	8.247	353	80.58	622
8.500-8.999	824	149,786,876.89	14.26	8.755	352	82.33	608
9.000-9.499	469	74,717,603.87	7.12	9.239	351	82.67	600
9.500-9.999	635	80,846,464.54	7.70	9.746	339	84.61	597
10.000-10.499	355	39,493,842.68	3.76	10.245	327	85.38	595
10.500-10.999	458	38,736,139.06	3.69	10.727	309	86.55	590
11.000-11.499	222	15,830,856.88	1.51	11.216	297	88.77	603
11.500-11.999	245	13,042,548.82	1.24	11.742	259	94.37	620
12.000-12.499	106	5,014,011.60	0.48	12.241	260	92.70	621
12.500-12.999	87	3,553,971.75	0.34	12.770	230	95.85	625
13.000-13.499	49	1,977,303.69	0.19	13.271	237	92.85	607
13.500-13.999	40	1,442,090.21	0.14	13.768	219	98.84	626
14.000-14.499	10	337,733.17	0.03	14.216	300	87.72	604
14.500-14.999	29	687,804.10	0.07	14.713	172	99.99	627
15.000-15.499	5	141,618.42	0.01	15.221	173	100.00	627
15.500-15.999	3	62,383.77	0.01	15.829	173	100.00	603
16.000-16.499	2	74,833.34	0.01	16.291	174	99.99	614
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620
___________________
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 8.367% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.000-2.499	12	$1,899,119.57	0.23%	6.375%	347	82.72%	640
3.000-3.499	28	6,627,647.89	0.79	6.393	353	79.45	634
3.500-3.999	114	28,074,806.21	3.33	6.803	353	79.82	627
4.000-4.499	123	29,982,932.55	3.56	7.183	353	80.77	631
4.500-4.999	200	44,857,096.76	5.32	7.383	354	79.48	631
5.000-5.499	294	63,561,036.03	7.54	7.929	356	81.67	632
5.500-5.999	641	142,061,253.70	16.86	7.848	356	81.82	621
6.000-6.499	579	120,702,799.89	14.32	7.970	356	79.84	616
6.500-6.999	556	113,308,774.41	13.45	8.186	355	80.52	624
7.000-7.499	518	97,998,227.24	11.63	8.634	356	80.54	616
7.500-7.999	780	131,154,984.64	15.56	9.269	349	82.24	602
8.000-8.499	225	36,091,439.03	4.28	9.726	331	85.59	602
8.500-8.999	109	12,666,020.69	1.50	9.886	305	87.98	621
9.000-9.499	62	4,197,547.09	0.50	10.465	256	94.00	646
9.500-9.999	105	5,054,971.90	0.60	10.912	211	95.88	629
10.000-10.499	31	2,009,734.92	0.24	11.645	250	90.83	608
10.500-10.999	7	461,576.13	0.05	12.058	223	93.04	633
11.000-11.499	6	313,844.16	0.04	12.349	200	96.82	632
11.500-11.999	27	1,337,948.76	0.16	12.784	179	96.95	638
12.000+	7	348,094.42	0.04	13.600	171	100.00	635
Total	4,424	$842,709,855.99	100.00%	8.297%	350	81.49%	619
___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.393% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Mortgage Loans(1)

Month of Next Rate Change	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
September 2006	2	$803,271.30	0.10%	9.369%	355	72.58%	528
October 2006	1	209,674.97	0.02	9.310	357	56.45	543
November 2006	1	199,600.52	0.02	8.410	357	66.67	568
February 2007	2	299,280.06	0.04	9.329	354	68.19	542
May 2007	3	676,259.64	0.08	7.685	345	88.86	580
June 2007	3	443,547.27	0.05	7.871	343	88.44	554
August 2007	5	647,059.04	0.08	6.852	348	76.57	610
September 2007	21	3,419,382.31	0.41	8.023	331	84.20	581
October 2007	48	4,726,320.55	0.56	8.689	249	92.66	644
November 2007	213	13,770,080.80	1.63	10.020	185	98.48	658
December 2007	155	13,322,944.90	1.58	9.694	220	96.36	662
January 2008	460	88,762,032.12	10.53	8.086	353	80.24	605
February 2008	364	65,619,180.89	7.79	8.691	354	81.59	607
March 2008	349	66,165,144.67	7.85	8.563	355	81.77	619
April 2008	406	79,280,948.65	9.41	8.443	356	80.73	619
May 2008	879	186,159,332.36	22.09	8.198	357	81.85	616
June 2008	261	52,456,077.67	6.22	8.207	358	80.76	615
July 2008	319	82,209,392.98	9.76	8.192	358	80.50	640
August 2008	16	2,864,501.47	0.34	8.598	358	81.21	622
September 2008	1	88,000.00	0.01	8.000	349	80.00	586
October, 2008	4	748,377.68	0.09	7.752	350	82.06	588
November 2008	1	150,595.29	0.02	6.250	351	80.00	672
December 2008	5	1,066,381.92	0.13	7.244	352	87.78	617
January 2009	101	19,577,996.46	2.32	7.566	353	81.74	629
February 2009	33	6,001,381.90	0.71	8.014	354	80.55	635
March 2009	35	8,101,912.90	0.96	8.266	355	80.88	619
April 2009	35	5,669,746.66	0.67	8.000	356	81.18	628
May 2009	222	46,668,417.30	5.54	7.605	357	79.17	613
June 2009	186	37,879,724.92	4.49	8.258	358	80.69	615
July 2009	250	47,464,170.03	5.63	8.496	358	78.72	613
August 2009	21	3,322,498.67	0.39	8.857	359	79.25	636
January 2010	2	257,344.91	0.03	6.663	341	88.65	611
August 2010	2	202,501.74	0.02	6.713	348	88.30	645
September 2010	2	374,282.76	0.04	6.693	349	86.57	643
October 2010	4	749,133.85	0.09	5.673	350	77.00	665
November 2010	1	186,422.76	0.02	6.750	351	80.00	617
May 2011	5	930,149.60	0.11	7.098	357	76.15	662
June 2011	2	506,042.23	0.06	6.902	358	79.79	699
July 2011	4	730,742.24	0.09	7.589	358	80.21	651
Total	4,424	$842,709,855.99	100.00%	8.297%	350	81.49%	619
___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
10.000-10.499	1	$160,220.29	0.02%	4.250%	350	52.42%	676
11.500-11.999	19	4,676,401.94	0.55	5.874	356	65.40	658
12.000-12.499	40	10,828,721.60	1.28	6.267	357	75.65	652
12.500-12.999	108	27,575,854.61	3.27	6.738	357	78.85	643
13.000-13.499	162	37,172,828.18	4.41	7.029	357	79.76	632
13.500-13.999	430	103,943,238.80	12.33	7.124	356	79.55	630
14.000-14.499	407	92,873,917.45	11.02	7.522	356	79.82	630
14.500-14.999	759	172,177,534.18	20.43	7.943	355	81.28	626
15.000-15.499	508	100,670,073.40	11.95	8.398	356	81.29	620
15.500-15.999	571	109,429,707.68	12.99	8.849	352	82.77	608
16.000-16.499	302	53,465,507.41	6.34	9.286	352	82.86	605
16.500-16.999	403	57,872,578.50	6.87	9.766	339	84.76	596
17.000-17.499	251	31,167,708.46	3.70	10.251	330	84.81	589
17.500-17.999	300	28,182,736.29	3.34	10.725	313	85.63	583
18.000-18.499	94	8,350,322.64	0.99	11.171	318	85.40	580
18.500-18.999	19	1,250,228.12	0.15	11.545	293	87.24	612
19.000-19.499	11	626,045.54	0.07	12.268	251	90.10	621
19.500-19.999	30	1,523,371.05	0.18	12.786	187	94.89	633
20.000-20.499	3	416,798.66	0.05	13.250	319	76.08	536
20.500-20.999	5	269,196.81	0.03	13.703	171	100.00	633
21.000+	1	76,864.38	0.01	14.010	354	65.21	579
Total	4,424	$842,709,855.99	100.00%	8.297%	350	81.49%	619
___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 15.076% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.000-2.499	4	$613,695.13	0.07%	6.858%	342	88.12%	610
4.000-4.499	1	160,220.29	0.02	4.250	350	52.42	676
4.500-4.999	1	103,092.10	0.01	4.500	334	82.40	614
5.000-5.499	2	439,696.45	0.05	6.245	351	78.26	587
5.500-5.999	23	5,911,858.75	0.70	5.835	356	67.80	659
6.000-6.499	81	20,526,833.14	2.44	6.334	356	76.19	651
6.500-6.999	367	95,613,425.17	11.35	6.821	355	79.43	641
7.000-7.499	405	95,731,519.40	11.36	7.269	356	79.88	635
7.500-7.999	761	176,211,431.57	20.91	7.768	355	80.79	628
8.000-8.499	524	109,576,464.26	13.00	8.248	356	80.86	623
8.500-8.999	670	129,922,314.04	15.42	8.758	353	82.54	608
9.000-9.499	385	66,262,514.07	7.86	9.239	352	82.93	600
9.500-9.999	452	66,261,648.45	7.86	9.743	341	84.62	594
10.000-10.499	269	33,144,385.30	3.93	10.242	332	84.84	590
10.500-10.999	311	29,298,209.79	3.48	10.712	314	85.37	583
11.000-11.499	99	8,641,466.42	1.03	11.173	319	85.28	582
11.500-11.999	19	1,378,805.22	0.16	11.661	312	86.80	603
12.000-12.499	11	626,045.54	0.07	12.268	251	90.10	621
12.500-12.999	30	1,523,371.05	0.18	12.786	187	94.89	633
13.000-13.499	3	416,798.66	0.05	13.250	319	76.08	536
13.500-13.999	5	269,196.81	0.03	13.703	171	100.00	633
14.000-14.499	1	76,864.38	0.01	14.010	354	65.21	579
Total	4,424	$842,709,855.99	100.00%	8.297%	350	81.49%	619
___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 8.292% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
1.000	4	$608,272.03	0.07%	8.948%	357	79.92%	599
1.500	13	2,669,242.45	0.32	8.692	353	72.71	566
2.000	52	14,305,524.34	1.70	7.843	353	83.58	653
3.000	4,355	825,126,817.17	97.91	8.303	350	81.48	618
Total	4,424	$842,709,855.99	100.00%	8.297%	350	81.49%	619
___________________
(1) Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Subsequent Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
1.000	1,506	$311,600,534.88	36.98%	8.093%	357	81.15%	614
1.500	2,904	528,656,115.17	62.73	8.425	347	81.69	621
2.000	13	2,046,344.43	0.24	6.391	347	81.25	636
3.000	1	406,861.51	0.05	9.150	355	85.00	605
Total	4,424	$842,709,855.99	100.00%	8.297%	350	81.49%	619
___________________
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

Originator of the Mortgage Loans

Originator	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Aegis	1,283	$238,540,998.16	22.72%	7.943%	355	79.24%	617
BNC	757	145,480,210.70	13.85	8.380	350	82.90	618
First NLC	1,149	208,008,684.20	19.81	8.483	351	79.88	627
Meritage	928	98,589,439.59	9.39	9.263	292	89.67	647
Nationstar	2,304	359,007,936.31	34.19	8.330	350	80.64	612
Novastar	3	487,762.27	0.05	9.181	346	88.42	571
Total	6,424	$1,050,115,031.23	100.00%	8.367%	346	81.33%	620